UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                February 11, 2005
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                            AMES NATIONAL CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


            IOWA                         0-32637                 42-1039071
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(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
Incorporation or Organization)                               Identification No.)


                                405 FIFTH STREET
                                AMES, IOWA 50010
                    ----------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's Telephone Number, Including Area Code: (515) 232-6251


                                 NOT APPLICABLE
              -----------------------------------------------------
              (Former Name, Former Address and Former Fiscal Year,
                         if Changed Since Last Report)

Item 8.01  Other Events

On February 11, 2005, Ames National Corporation issued a News Release announcing an increase in the dividend from $0.49 per share to $0.75 per share payable May 16, 2005 to shareholders of record May 2, 2005. A copy of the News Release is attached hereto as Exhibit 99.1.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               AMES NATIONAL CORPORATION


Date:  February 11, 2005                       By: /s/ Daniel L. Krieger
                                                   -----------------------------
                                                   Daniel L. Krieger, President
                                                   (Principal Executive Officer)

                                  EXHIBIT INDEX


Exhibit No.                                               Description
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   99.1                                     News Release dated February 11, 2005